ANNUAL REPORT


TEMPLETON GLOBAL
INCOME FUND, INC.


AUGUST 31, 2000

                     [FRANKLIN TEMPLETON INVESTMENTS LOGO]

                              [INSIDE FRONT COVER]

SHAREHOLDER LETTER

Your Fund's Goal: Templeton Global Income Fund seeks high current income, with a secondary objective of capital appreciation. Under normal market conditions, the Fund invests primarily in a portfolio of debt securities of U.S. and foreign issuers, including emerging markets.

This report of Templeton Global Income Fund covers the fiscal year ended August 31, 2000. During the first half of the reporting period, upward revisions in global economic growth forecasts, and inflationary fears stemming from higher oil prices led many investors to be cautious about the possibility of rising interest rates. Continuing U.S. economic growth, European economic recovery, better-than-expected growth in Japan, and the possibility of a tighter monetary policy stance by central banks all appeared to justify this cautious approach. Most European countries experienced rising interest rates, the U.S. Federal Reserve Board increased interest rates by 125 basis points, and many analysts believed that with the possible exception of Japan, industrial economies had reached the bottom of their interest rate cycles.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 9.

CONTENTS

Shareholder Letter                   1

Performance Summary                  6

Important Notice to
Shareholders                         7

Financial Highlights &
Statement of Investments             8

Financial Statements                13

Notes to Financial
Statements                          16

Report of Independent
Accountants                         19

                               [PYRAMID GRAPHIC]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/00

                          [PIE GRAPH]

Europe                                               38.0%
Latin America                                        22.1%
United States                                        15.6%
Asia                                                 10.1%
Canada                                                5.9%
Australia & New Zealand                               5.3%
Short-Term Investments & Other Net Assets             3.0%

However, during the second half of the period, a bond buyback program implemented by the U.S. Treasury reduced the supply of U.S. bonds, and concerns about inflation seemed to diminish due to the release of economic data showing growth rates converging toward more sustainable levels. Bonds began to appear more attractive to many investors who put money back into the global fixed income markets.

European bond markets offered positive returns in local currency terms. The U.K. and EMU bond indexes rose 4.33% and 2.45%, respectively. Although the Swedish bond market outperformed the EMU countries, Denmark did not do as well. The Japanese debt market performed well despite a 25 basis point increase in short-term interest rates by the Bank of Japan in August 2000. And Australia/Canada/New Zealand dollar-bloc bond markets, where rising commodity prices supported the local currency and helped contain inflation, outperformed the global bond markets in general, but underperformed that of the U.S. in local currency terms.(1)

Due largely to higher commodity prices, the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) increased 30.23% during the 12-month period.(2) These higher commodity prices contributed to improved export revenues of emerging market countries, and coupled with continued strength in the U.S. equity market, helped to increase investor appetite for emerging market bonds. Most countries covered by the index

1. Source: J.P. Morgan Securities, Inc.

2. Sources for all indexes: J.P. Morgan Securities, Inc. The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. The J.P. Morgan Global Government Bond Index measures and tracks bonds from around the world. The J.P. Morgan U.S. Government Bond Index measures and tracks U.S. Treasury securities. Indexes are measured in U.S. dollars (unless otherwise specified) and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

experienced rising bond prices, with the exceptions of Nigeria and Cote d'Ivoire (the "Ivory Coast"). Russian bonds were among the best performers, increasing 127.20%, followed by those of Ecuador, Algeria and Brazil, up 55.45%, 42.70% and 38.86%, respectively.

Within this environment, Templeton Global Income Fund posted cumulative total returns (in U.S. dollar terms) of 3.97% in market-price terms and 3.72% in net asset value terms for the 12 months ended August 31, 2000, as shown in the Performance Summary on page 6. The J.P. Morgan Global Government Bond Index, which measures and tracks bonds from around the world, delivered a 4.40% return in local currency terms for the same 12-month period. However, a stronger dollar versus the euro and the Japanese yen resulted in a lower return of - 2.04% in U.S. dollar terms for the index. The J.P. Morgan U.S. Government Bond Index, which measures and tracks U.S. Treasury securities, was up 8.28%.(2)

Throughout the reporting period, we attempted to meet the Fund's objective by allocating approximately 60% - 65% of total net assets to intermediate- and long-term bonds in developed markets, with the remaining assets invested in what we believed were the highest-quality and most-liquid bonds in emerging markets. In our opinion, this combination of investments offered the potential for higher long-term returns at the cost of modestly higher short-term volatility. Because emerging market bonds generally outperformed higher-quality industrial market debt during this period, our allocation to emerging market debt added positively to the Fund's performance.

PORTFOLIO BREAKDOWN
Based on Total Net Assets
8/31/00

Government Bonds                   93.3%
Corporate Bonds                     3.7%
Short-Term Investments
& Other Net Assets                  3.0%

The Fund's geographic allocation changed slightly during the period. Our allocation to North America decreased from 27.7% to 21.5% of total net assets, with U.S. and Canadian exposure decreasing by 3.5% and 2.7%, respectively. We increased our European allocation slightly from 37.5% to 38.0%, adjusting the underlying country mix to reduce our exposure to Germany and Spain, add to positions in Italy, and initiate new positions in Belgium, France and the Netherlands. The Fund's Australia and New Zealand allocation decreased by 2.3%, while we added to our position in Turkey and initiated a position in South Korea. We also increased our holdings in Latin America by approximately 1.5%, leaving our exposure to that region at 22.1% on August 31, 2000.

Looking forward, we are optimistic about prospects for global bond markets and Templeton Global Income Fund. In our opinion, global economic growth should remain strong in the short term, and inflation could be relatively tame. This could prove to be an attractive environment for high-quality bonds and contributes to our positive outlook for the Fund. We also believe that the Fund's emerging market positions may continue to offer attractive return opportunities for its portfolio.

It is important to note that there are special risks involved with global investing related to market, currency, economic, social, political, and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets. These special risks and other considerations are discussed in the Fund's prospectus.

We look forward to serving your future investment needs, and welcome your comments or suggestions.

Portfolio Management Team
Templeton Global Income Fund, Inc.

This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.

ONE-YEAR PERFORMANCE SUMMARY
AS OF 8/31/00

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan, and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

One-Year Total Return      3.72% Based on change in Net Asset Value
                           3.97% Based on change in Market Price on
                                 the New York Stock Exchange (NYSE)

Net Asset Value (NAV)      $7.06 (8/31/00)      $7.50 (8/31/99)
Change in NAV              -$0.44

Market Price (NYSE)        $6.1875 (8/31/00)    $6.5625 (8/31/99)
Change in Market Price     -$0.3750
Distributions              (9/1/99 - 8/31/00)   Dividend Income   $0.6000


ADDITIONAL PERFORMANCE AS OF 9/30/00

                                                                                   Inception
                                      1-Year        5-Year           10-Year       (3/17/88)
                                      ------        ------           -------       ---------
Cumulative Total Return (1)
         Based on change in
         NAV                           0.01%        25.38%             87.83%        122.35%
         Based on change in
         market price                  0.99%        35.81%            101.64%         95.25%
Average Annual Total Return (2)
         Based on change in
         NAV                           0.01%        4.62%               6.51%          6.58%
         Based on change in
         market price                  0.99%        6.31%               7.26%          5.48%


For updated performance figures, please call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

EURO RISK. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of most of the member countries.

It is not possible to predict the long-term impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first year and a half of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the full impact of those changes cannot be assessed at this time.

SHARE REPURCHASE PROGRAM. In May 2000, the Board of Directors of the Fund approved expansion of the Fund's open-market share repurchase program. Under the Fund's previously announced open-market share repurchase program, the Fund was authorized to purchase, from time to time, up to a maximum of 12 million shares of the Fund's common stock in open-market transactions, at the discretion of management (approximately 10% of the shares outstanding at the time the program was initially implemented).

The Board's action removed the 10% limitation on share repurchases in order to give management greater flexibility to engage in an aggressive share repurchase program in efforts to address the Fund's discount to net asset value. The amount and timing of additional purchases, and the extent to which they may exceed the previous limitation, will be at the discretion of the Fund's management, taking into account various factors, including market conditions, cash on hand and the availability of other attractive investments.

INVESTMENT OF CASH BALANCES. The U.S. Securities and Exchange Commission granted the Franklin Templeton Funds an order that allows the funds, including Templeton Global Income Fund, Inc., to invest their uninvested cash balances in affiliated Franklin Templeton money market funds. Among the conditions of the SEC order are that there will be no layering of investment advisory fees, with regard to their investments in the Franklin Templeton money market funds. At a shareholder meeting held on March 7, 2000, shareholders approved an amendment to the Fund's fundamental investment restriction regarding diversification of its investments to permit, among other things, the Fund to invest its cash balances to the full extent permitted by the SEC's exemptive order. Subject to the conditions of the SEC order, the Fund may invest cash balances in Franklin Templeton money market funds.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Highlights

                                                                               YEAR ENDED AUGUST 31,
                                                            ------------------------------------------------------------
                                                              2000        1999        1998         1997          1996
                                                              -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year......................       $7.50       $7.67       $8.35         $8.34         $8.00
                                                            ------------------------------------------------------------
Income from investment operations:
 Net investment income..................................         .60         .61         .60           .60           .63
 Net realized and unrealized gains (losses).............        (.46)       (.18)       (.71)          .01           .31
                                                            ------------------------------------------------------------
Total from investment operations........................         .14         .43        (.11)          .61           .94
                                                            ------------------------------------------------------------
Capital share repurchases...............................         .02         .01         .03            --            --
                                                            ------------------------------------------------------------
Less distributions from:
 Net investment income..................................        (.60)       (.60)       (.60)         (.60)         (.41)
 Net realized gains.....................................          --        (.01)         --            --            --
 Tax return of capital..................................          --          --          --            --          (.19)
                                                            ------------------------------------------------------------
Total distributions.....................................        (.60)       (.61)       (.60)         (.60)         (.60)
                                                            ------------------------------------------------------------
Net asset value, end of year............................       $7.06       $7.50       $7.67         $8.35         $8.34
                                                            ============================================================
Total Return
 Based on market value per share........................       3.97%      11.29%     (7.69)%        17.12%        12.75%
 Based on net asset value per share.....................       3.72%       6.75%      (.46)%         8.53%        13.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).........................    $797,122    $862,788    $891,785    $1,002,756    $1,004,606
Ratios to average net assets:
 Expenses...............................................        .75%        .76%        .74%          .75%          .72%
 Net investment income..................................       8.12%       7.70%       7.26%         7.05%         7.67%
Portfolio turnover rate.................................     110.36%      66.07%      74.55%       191.83%       112.59%

+Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.
 8

TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000

                                                                 PRINCIPAL
                                                                  AMOUNT**            VALUE
-----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.0%
ARGENTINA 4.3%
Republic of Argentina:
  8.875%, 5/09/02...........................................   $  10,050,000       $  9,698,250
  8.375%, 12/20/03..........................................       5,510,000          5,124,300
  11.00%, 10/09/06..........................................      11,680,000         11,096,000
  11.75%, 4/07/09...........................................       5,750,000          5,374,813
  11.375%, 1/30/17..........................................       3,035,000          2,682,181
                                                                                   ------------
                                                                                     33,975,544
                                                                                   ------------
AUSTRALIA 3.6%
Government of Australia, 10.00%, 10/15/07...................      20,704,000AUD      14,477,966
Queensland Treasury Corp., 6.50%, 6/14/05...................      25,315,000AUD      14,581,393
                                                                                   ------------
                                                                                     29,059,359
                                                                                   ------------
BELGIUM 2.4%
Kingdom of Belgium, 8.50%, 10/01/07.........................      18,604,000EUR      19,245,745
                                                                                   ------------
BRAZIL 5.5%
Government of Brazil:
  FRN, 7.4375%, 4/15/09.....................................      11,000,000          9,728,125
  14.50%, 10/15/09..........................................      16,625,000         18,466,219
  Series L, cvt., FRN, 7.4375%, 4/15/12.....................      10,300,000          7,976,114
  12.75%, 1/15/20...........................................       4,500,000          4,404,375
  10.125%, 5/15/27..........................................       4,550,000          3,618,388
                                                                                   ------------
                                                                                     44,193,221
                                                                                   ------------
CANADA 5.9%
Government of Canada:
  10.50%, 3/01/01...........................................      39,793,000CAD      27,593,348
  10.00%, 5/01/02...........................................      25,710,000CAD      18,549,591
  10.25%, 2/01/04...........................................       1,130,000CAD         867,287
                                                                                   ------------
                                                                                     47,010,226
                                                                                   ------------
DENMARK 1.2%
Kingdom of Denmark, 8.00%, 3/15/06..........................      73,189,000DKK       9,641,649
                                                                                   ------------
FRANCE 5.7%
Government of France:
  8.25%, 2/27/04............................................      39,000,000EUR      37,838,460
  8.50%, 10/25/08...........................................       7,469,000EUR       7,958,389
                                                                                   ------------
                                                                                     45,796,849
                                                                                   ------------
GERMANY 1.6%
Federal Republic of Germany, 8.00%, 7/22/02.................      13,643,824EUR      12,704,962
                                                                                   ------------
INDIA .1%
+*Essar Steel Ltd., 144A, FRN, 7.635%, 7/20/99..............       1,240,000            651,000
                                                                                   ------------

TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                 PRINCIPAL
                                                                  AMOUNT**            VALUE
-----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ITALY 7.7%
Buoni Poliennali del Tesoro:
  8.75%, 7/01/06............................................      11,372,000EUR    $ 11,691,484
  6.75%, 7/01/07............................................       6,231,000EUR       5,899,729
Government of Italy:
  10.50%, 11/01/00..........................................       8,790,081EUR       7,873,406
  10.50%, 4/01/05...........................................      33,730,000EUR      35,850,120
                                                                                   ------------
                                                                                     61,314,739
                                                                                   ------------
MEXICO 5.3%
Nacional Financiera SNC, 10.625%, 11/22/01..................       2,500,000          2,586,900
United Mexican States:
  9.875%, 1/15/07...........................................      12,580,000         13,337,945
  8.625%, 3/12/08...........................................       6,960,000          6,935,640
  11.375%, 9/15/16..........................................      16,490,000         19,375,750
                                                                                   ------------
                                                                                     42,236,235
                                                                                   ------------
NETHERLANDS 3.4%
Cellco Finance NV, 15.00%, 8/01/05..........................      11,460,000         12,505,725
Government of Netherlands, 7.75%, 3/01/05...................      14,853,000EUR      14,417,235
                                                                                   ------------
                                                                                     26,922,960
                                                                                   ------------
NEW ZEALAND 1.7%
Government of New Zealand, 8.00%, 11/15/06..................      29,503,000NZD      13,395,928
                                                                                   ------------
PANAMA .7%
Republic of Panama, 8.875%, 9/30/27.........................       6,070,000          5,334,013
                                                                                   ------------
SOUTH KOREA 2.9%
Hanvit Bank, 144A, 12.75%, 3/01/10..........................       8,800,000          9,031,440
Republic of Korea, 8.875%, 4/15/08..........................      12,980,000         13,701,688
                                                                                   ------------
                                                                                     22,733,128
                                                                                   ------------
SPAIN 4.8%
Bonos y Oblig del Estado, 8.80%, 4/30/06....................      11,229,000EUR      11,525,498
Government of Spain:
  10.10%, 2/28/01...........................................      15,028,909EUR      13,665,377
  10.15%, 1/31/06...........................................      12,536,000EUR      13,469,401
                                                                                   ------------
                                                                                     38,660,276
                                                                                   ------------
SWEDEN 3.5%
Kingdom of Sweden, 10.25%, 5/05/03..........................     234,800,000SEK      28,119,886
                                                                                   ------------

TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                 PRINCIPAL
                                                                  AMOUNT**            VALUE
-----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
TURKEY 7.1%
Republic of Turkey:
  Reg S, 9.875%, 2/23/05....................................   $   4,690,000       $  4,725,175
  Reg S, 10.00%, 9/19/07....................................      11,100,000         11,086,125
  12.375%, 6/15/09..........................................      37,210,000         40,410,060
                                                                                   ------------
                                                                                     56,221,360
                                                                                   ------------
UNITED KINGDOM 7.7%
United Kingdom:
  8.00%, 12/07/00...........................................      27,645,000GBP      40,429,168
  8.50%, 7/16/07............................................      12,227,000GBP      20,625,313
                                                                                   ------------
                                                                                     61,054,481
                                                                                   ------------
UNITED STATES 15.6%
BP America Inc., 10.875%, 8/01/01...........................      10,000,000CAD       7,053,877
Fannie Mae, 5.25%, 1/15/09..................................      15,844,000         14,228,245
Federal Home Loan Mortgage Corp., 5.375%, 3/01/01...........       1,700,000          1,688,726
U.S. Treasury Bonds:
  6.375%, 8/15/27...........................................      16,910,000         18,030,288
  5.25%, 11/15/28...........................................      28,626,000         26,353,811
  5.25%, 2/15/29............................................       3,010,000          2,774,844
U.S. Treasury Notes:
  6.125%, 8/31/02...........................................      17,850,000         17,838,844
  7.875%, 11/15/04..........................................      34,449,000         36,731,246
                                                                                   ------------
                                                                                    124,699,881
                                                                                   ------------

TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                 PRINCIPAL
                                                                  AMOUNT**            VALUE
-----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
VENEZUELA 6.3%
Republic of Venezuela, 9.25%, 9/15/27.......................   $  61,505,000       $ 41,727,298
Venezuela Front Load Interest Reduction Bond, A, FRN,
  7.4375%, 3/31/07..........................................       9,666,570          8,379,708
                                                                                   ------------
                                                                                     50,107,006
                                                                                   ------------
TOTAL LONG TERM INVESTMENTS (COST $883,606,314).............                        773,078,448
                                                                                   ------------
SHORT TERM INVESTMENTS (COST $537,000) .1%
Danske Bank, 6.625%, 9/01/00, Time Deposit..................         537,000            537,000
                                                                                   ------------
TOTAL INVESTMENTS (COST $884,143,314) 97.1%.................                        773,615,448
OTHER ASSETS, LESS LIABILITIES 2.9%.........................                         23,506,213
                                                                                   ------------
TOTAL NET ASSETS 100.0%.....................................                       $797,121,661
                                                                                   ============

CURRENCY ABBREVIATIONS:

AUD -- Australian Dollar
CAD -- Canadian Dollar
DKK -- Danish Krone
EUR -- European Unit
GBP -- British Pound
NZD -- New Zealand Dollar
SEK -- Swedish Krona

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated. +Represents defaulted bonds.
                       See Notes to Financial Statements.
 12

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2000

Assets:
 Investments in securities, at value (cost $884,143,314)....    $ 773,615,448
 Cash.......................................................              747
 Receivables:
  Investment securities sold................................       18,350,268
  Interest..................................................       24,210,264
                                                                -------------
      Total assets..........................................      816,176,727
                                                                -------------
Liabilities:
 Payables:
  Investment securities purchased...........................       17,813,973
  To affiliates.............................................          440,197
 Distributions to shareholders..............................          411,785
 Accrued expenses...........................................          389,111
                                                                -------------
      Total liabilities.....................................       19,055,066
                                                                -------------
Net assets, at value........................................    $ 797,121,661
                                                                =============
Net assets consist of:
 Net unrealized depreciation................................     (111,144,742)
 Accumulated net realized loss..............................      (68,323,375)
 Capital shares.............................................      976,589,778
                                                                -------------
Net assets, at value........................................    $ 797,121,661
                                                                =============
Net asset value per share ($797,121,661 / 112,926,700 shares
  outstanding)..............................................            $7.06
                                                                =============

                       See Notes to Financial Statements.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2000

Interest Income (net of foreign taxes of $117,686)..........                    $ 74,280,712
Expenses:
 Management fees (Note 3)...................................    $  4,288,011
 Administrative fees (Note 3)...............................       1,112,603
 Transfer agent fees........................................         442,000
 Custodian fees.............................................         167,400
 Reports to shareholders....................................         143,900
 Registration and filing fees...............................          34,000
 Professional fees..........................................          43,600
 Directors' fees and expenses...............................          53,600
 Other......................................................           8,332
                                                                ------------
      Total expenses........................................                       6,293,446
                                                                                ------------
            Net investment income...........................                      67,987,266
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (51,359,792)
  Foreign currency transactions.............................        (207,101)
                                                                ------------
      Net realized loss.....................................                     (51,566,893)
 Net unrealized appreciation (depreciation) on:
  Investments...............................................         580,781
  Translation of assets and liabilities denominated in
    foreign currencies......................................        (598,173)
                                                                ------------
      Net unrealized depreciation...........................                         (17,392)
                                                                                ------------
Net realized and unrealized loss............................                     (51,584,285)
                                                                                ------------
Net increase in net assets resulting from operations........                    $ 16,402,981
                                                                                ============

                       See Notes to Financial Statements.
 14

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2000 AND 1999

                                                                    2000               1999
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $ 67,987,266       $ 70,250,878
  Net realized loss from investments and foreign currency
   transactions.............................................     (51,566,893)       (17,478,719)
  Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................         (17,392)        (2,966,762)
                                                                -------------------------------
    Net increase in net assets resulting from operations....      16,402,981         49,805,397

 Distributions to shareholders from:
  Net investment income.....................................     (68,751,105)       (69,619,275)
  Net realized gains........................................              --           (581,414)
                                                                -------------------------------
 Total distributions to shareholders........................     (68,751,105)       (70,200,689)
 Capital share transactions (Note 2)........................     (13,318,551)        (8,601,362)
    Net decrease in net assets..............................     (65,666,675)       (28,996,654)

Net assets:
 Beginning of year..........................................     862,788,336        891,784,990
                                                                -------------------------------
 End of year................................................    $797,121,661       $862,788,336
                                                                ===============================

Undistributed net investment income included in net assets:
 End of year................................................    $         --       $    468,172
                                                                ===============================

                       See Notes to Financial Statements.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks high current income, with a secondary objective of capital appreciation. Under normal market conditions, the Fund invests primarily in a portfolio of debt securities of U.S. and foreign issuers including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)


d. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On February 21, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, up to 12 million shares of the Fund's common stock in open-market transactions, at the discretion of management (approximately 10% of the shares outstanding at the time the program was initially implemented). Recent action by the Board of Directors has removed the 10% limitation on share repurchases in order to give management greater flexibility to engage in an aggressive share repurchase program.

At August 31, 2000, there were 200,000,000 shares authorized ($0.01 par value). During the years ended August 31, 2000 and 1999, 2,128,700 and 1,277,400 shares were repurchased for $13,318,551 and $8,601,362, respectively. The weighted average discount of market price to net asset value of shares repurchased during the year ending August 31, 2000 was 13%. Through August 31, 2000 the Fund had repurchased a total of 7,526,700 shares.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE     AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.55%         First $200 million
0.50%         Over $200 million

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At August 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $900,018,087 was as follows:

Unrealized appreciation.....................................  $   3,992,859
Unrealized depreciation.....................................   (130,395,498)
                                                              -------------
Net unrealized depreciation.................................  $(126,402,639)
                                                              =============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, losses realized subsequent to October 31 on the sale of securities and foreign currencies, and foreign currency gains/losses on the sale of debt instruments.

At August 31, 2000, the Fund had tax basis capital losses of $7,992,348, which may be carried over to offset future capital gains. Such losses expire August 31, 2008.

At August 31, 2000, the Fund had deferred capital and currency losses occurring subsequent to October 31, 1999 of $16,880,978 and $27,575,276, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2001.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2000 aggregated $885,501,831 and $903,370,385, respectively.

TEMPLETON GLOBAL INCOME FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Income Fund, Inc. (the "Fund") at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the three years ending August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
September 29, 2000

TEMPLETON GLOBAL INCOME FUND, INC.
Annual Meeting of Shareholders, March 7, 2000

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on March 7, 2000. The purpose of the meeting was to elect four Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent auditors for the fiscal year ending August 31, 2000; to approve the amendment of the Fund's fundamental investment restriction regarding diversification of its investments; and to authorize the proxyholders, in their discretion, to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato and Andrew H. Hines, Jr.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP to serve as the Fund's independent auditors for the fiscal year ending August 31, 2000 and approved the amendment of the Fund's fundamental investment restriction regarding diversification of its investments. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                                  % OF                 % OF                                % OF
   TERM EXPIRING 2003:        FOR          OUTSTANDING SHARES      VOTED SHARES      WITHHELD       OUTSTANDING SHARES
----------------------------------------------------------------------------------------------------------------------
Harris J. Ashton.........  65,376,294            56.93%               96.51%         2,367,003            2.06%
Nicholas F. Brady........  65,410,152            56.96%               96.56%         2,333,145            2.03%
S. Joseph Fortunato......  65,310,107            56.88%               96.41%         2,433,190            2.12%
Andrew H. Hines, Jr......  65,175,031            56.76%               96.21%         2,568,266            2.24%

                               % OF
   TERM EXPIRING 2003:     VOTED SHARES
-------------------------
Harris J. Ashton.........     3.49%
Nicholas F. Brady........     3.44%
S. Joseph Fortunato......     3.59%
Andrew H. Hines, Jr......     3.79%

2. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2000:

                             SHARES               % OF                 % OF
                             VOTED         OUTSTANDING SHARES      VOTED SHARES
-------------------------------------------------------------------------------
For......................  65,790,687            57.29%               97.12%
Against..................     614,719             0.53%                0.91%
Abstain..................   1,337,891             1.17%                1.97%

3. The amendment of the Fund's fundamental investment restriction regarding diversification of its investments:

                             SHARES               % OF                 % OF
                             VOTED         OUTSTANDING SHARES      VOTED SHARES
-------------------------------------------------------------------------------
For......................  54,790,521            47.71%               80.88%
Against..................   2,269,326             1.98%                3.35%
Abstain..................   2,077,403             1.80%                3.07%
Broker Non-Votes.........   8,606,047             7.50%               12.70%

4. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

                             SHARES               % OF                 % OF
                             VOTED         OUTSTANDING SHARES      VOTED SHARES
-------------------------------------------------------------------------------
For......................  60,806,426            52.95%               89.76%
Against..................   4,461,932             3.88%                6.59%
Abstain..................   2,474,939             2.16%                3.65%

*Frank J. Crothers, John Wm. Galbraith, Edith E. Holiday, Charles B. Johnson, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 20

TEMPLETON GLOBAL INCOME FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Global Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON GLOBAL INCOME FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton Global Income Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "GIM." The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Global Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
 22

ANNUAL REPORT

AUDITORS

PricewaterhouseCoopers L.L.P.
333 Market Street
San Francisco, CA 94105

TEMPLETON GLOBAL INCOME FUND, INC.

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

TRANSFER AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
chasemellon.com

FUND INFORMATION

1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLGIM A00 10/00                         [RECYCLE LOGO] Printed on recycled paper